SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission only (as permitted by Rule
    14-6(e)(2))
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
                          THE A CONSULTING TEAM, INC.
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/_/ Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing by registration for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

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    4) Date filed: _____________________________________________________________

                          THE A CONSULTING TEAM, INC.
                             200 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 27TH, 1999

To the Holders of the Common Stock of THE A CONSULTING TEAM, INC.

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of The A Consulting Team, Inc. (the 'Company') will be held at 10:00 a.m. (local time), on May 27, 1999, at the offices of Barst & Mukamal LLP, 2 Park, Avenue, 19th Floor, New York, New York 10016 for the following purposes:

     1. To elect the Board of Directors of the Company to serve until the annual meeting of shareholders in 1999 and until their respective successors are duly elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 1999; and

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Only holders of the Common Stock at the close of business on April 13, 1999 will be entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. This will insure that your shares are voted in accordance with your wishes. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

                                          By Order of the Board of Directors,

                                          Frank T. Thoelen,
                                          Secretary
                                          April 15, 1999

                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
GENERAL INFORMATION........................................................................................     1
SOLICITATION AND VOTING OF PROXIES; REVOCATION; RECORD DATE................................................     1
ELECTION OF DIRECTORS......................................................................................     2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS................................................     3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............................................     3
MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES......................................................     4
EXECUTIVE COMPENSATION.....................................................................................     6
     Summary Compensation Table............................................................................     6
     Option Grants for the Year Ended December 31, 1998....................................................     6
     Aggregated Option Exercises in the Year Ended December 31, 1998 and Fiscal Year-End Option Values.....     6
     Director Compensation.................................................................................     7
     Employment Agreements.................................................................................     7
     Compensation Committee Interlocks and Insider Participation...........................................     8
     Report of the Executive Compensation Committee of the Board of Directors..............................     8
     Performance Graph.....................................................................................     9
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................................................     9
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................................................    10
SHAREHOLDER PROPOSALS......................................................................................    10
OTHER BUSINESS.............................................................................................    11

                          THE A CONSULTING TEAM, INC.
                             200 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003

Dear Shareholder:

     You are cordially invited to attend the Company's annual meeting on May 27, 1999. The meeting will begin promptly at 10:00 a.m. at the offices of Barst & Mukamal LLP, 2 Park Avenue, 19th Floor, New York, New York 10016.

     The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

     The vote of every shareholder is important. Please sign, date and promptly mail your proxy. The Board of Directors and management look forward to greeting those shareholders who are able to attend.

                                          Sincerely,

                                          THE A CONSULTING TEAM, INC.

                                          By: /s/ SHMUEL BENTOV
                                              ---------------------------------
                                                        Shmuel BenTov
                                               President and Chief Executive
                                                         Officer

                          THE A CONSULTING TEAM, INC.
                             200 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003
                                 (212) 549-8228

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 1999

                            ------------------------

     This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of The A Consulting Team, Inc., a New York corporation (the 'Company'), to be voted at its Annual Meeting of Shareholders which will be held at 10:00 a.m. (local time), on May 27, 1999 at the offices of Barst & Mukamal LLP, 2 Park Avenue, 19th Floor, New York, New York 10016 and at any postponements or adjournments thereof (the 'Annual Meeting').

     At the Annual Meeting, the Company's shareholders will be asked (i) to elect Messrs. Shmuel BenTov, Frank T. Thoelen, Joseph E. Imholz, Steven S. Mukamal and Reuven Battat as Directors of the Company to serve until the annual meeting of shareholders in 1999 and until their respective successors are duly elected and qualified, (ii) to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998 and (iii) to take such other action as may properly come before the Annual Meeting or any adjournments thereof.

     This proxy statement and the accompanying form of proxy, together with the Company's 1998 Annual Report to Shareholders, are being mailed to shareholders on or about April 15, 1999.

                              GENERAL INFORMATION

SOLICITATION AND VOTING OF PROXIES; REVOCATION; RECORD DATE

     Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted 'FOR' the election of the nominees for director named below 'FOR' the ratification of the Company's independent public accountants and by the proxies in their discretion on any other matters to come before the Annual Meeting.

     A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Any written notice revoking the proxy should be sent to the attention of Frank T. Thoelen, Secretary, The A Consulting Team, Inc., 200 Park Avenue South, New York, New York 10003, (212) 979-8228.

     Proxies may be solicited by mail, and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). The expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. The Company has retained ChaseMellon Shareholder Services to assist in the solicitation. In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Expenses for the solicitation are estimated to be approximately $2,500, plus other reasonable expenses.


     Only holders of record of the Company's Common Stock, $0.01 par value per share ('Common Stock'), at the close of business on April 13, 1999 (the 'Record Date') are entitled to notice of and to vote at the Annual Meeting. As of April 13, 1999, there were outstanding 5,485,000 shares of Common Stock. Under the Company's By-Laws, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the total number of outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business. Each share is entitled to one vote.


     New York's Business Corporation Law provides that, a quorum being present, nominees for the office of director are to be elected by a plurality of votes cast at the meeting. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld (including broker non-votes) are counted as present for the purpose of determining a quorum but are not counted as votes cast in determining a plurality.

     With respect to the items described in clauses (2) and (3) of the Notice of Annual Meeting of Shareholders dated April 15, 1999, New York's Business Corporation Law provides that, a quorum being present, approval is to be determined by a majority of the votes cast at the meeting. Abstentions and broker non-votes are counted in determining the existence of a quorum but are not counted as votes cast for the proposals as to which the shareholder abstained or the broker withheld authority. Abstentions and broker non-votes have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Pursuant to the Company's By-Laws, the Board of Directors shall be comprised of not less than three, unless all of the outstanding shares are owned beneficially and of record by less than three shareholders. At each annual meeting of shareholders, directors shall be elected for the ensuing year.

NOMINEES STANDING FOR ELECTION

     The following nominees are standing for election to serve as Directors until the annual meeting of shareholders in 2000 and until their respective successors are duly elected and qualified:

     SHMUEL BENTOV is the founder, Chairman of the Board, Chief Executive Officer and President of the Company. Mr. BenTov received a B.Sc. in Economics and Computer Science in 1979 from the Bar-Ilan

University in Israel and founded the Company in 1983. From 1979 to 1983, Mr. BenTov was a consultant Database Administrator and then an Account Manager with Spiridellis & Associates. From 1972 to 1979, Mr. BenTov served with the Israeli Defense Forces as a Programmer, Analyst, Project Manager, Database Administrator and Chief Programmer.

     FRANK T. THOELEN is the Chief Financial Officer of the Company. Mr. Thoelen is a C.P.A. and received a B.S. in Public Accounting in 1971 from the University at Albany, New York. Prior to joining the Company in June 1997, Mr. Thoelen was President of FTT Consulting Inc., his own consulting firm. From 1971 to 1996, Mr. Thoelen was with Arthur Andersen LLP, an international consulting and business advisory firm. From 1989 to 1996, he was the Division Head for the Business Systems Consulting and Computer Risk Management Business Unit. Prior to that, he was an Audit and Business Advisory Partner, serving a variety of global companies.

     JOSEPH E. IMHOLZ has been a director of the Company since 1997. Mr. Imholz received a B.S. in Management in 1957 from Hofstra University. From 1987 until his retirement in 1995, Mr. Imholz was Vice President and Chief Information Officer of the Property and Casualty Division of Metropolitan Life Insurance Co. ('MetLife'). From 1985 to 1987, Mr. Imholz was Executive Director and Chief Information Officer of Albany Life Insurance, a subsidiary of MetLife. From 1981 to 1985, Mr. Imholz was Vice President of Corporate Information Systems of MetLife, and from 1974 to 1981 he was the officer in charge of the MetLife Computer Center in Greenville, South Carolina. From 1957 to 1974, Mr. Imholz served in various capacities with MetLife, including Analyst, Programmer and Manager of Information Systems.

     STEVEN S. MUKAMAL has been a director of the Company since 1997. Mr. Mukamal received a B.A. in 1962 from Michigan State University and a J.D./L.L.B. in 1965 from Brooklyn Law School. Since 1965, he has been a member and senior partner of the law firm Barst & Mukamal LLP. Mr. Mukamal specializes in the areas of immigration and nationality law, consular law and real estate and debt restructuring.

     REUVEN BATTAT has been a director of the Company since 1997 and is the Senior Vice President and General Manager of Global Marketing for Computer Associates International, Inc. and is responsible for Computer Associates' world-wide marketing activities and long-term planning of product development in new and emerging markets. Mr. Battat is an expert in the field of enterprise management and object technologies. From 1981 to 1987, Mr. Battat was Manager of key systems management projects at IBM Corporation.

     Proxies are solicited in favor of the Director nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the Board of Directors by resolution provides for a lesser number of directors, the person named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unable to serve.

RECOMMENDATION

     The Board of Directors recommends that stockholders vote FOR each of the nominees.

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

     The Audit Committee has recommended to the Board of Directors of the Company the selection of Ernst & Young LLP ('Ernst & Young') as independent public accountants of the Company for the year ending December 31, 1999.

     A representative of Ernst & Young will be present at the meeting. The representative will be given the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

RECOMMENDATION

     The Board of Directors recommends that the shareholders RATIFY the selection of Ernst & Young LLP to be the independent public accountants of the Company for the year ending December 31, 1998.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 3, 1999, certain information regarding the beneficial ownership of TACT Common Stock by (i) each of the Company's directors, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all directors and officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the Common Stock. Unless otherwise indicated in the table below, each person or entity named below has an address in care of the Company's principal office. All share amounts are rounded to the nearest whole share.

                                                                                       NUMBER OF
                                                                                         SHARES         PERCENTAGE OF
                                                                                      BENEFICIALLY          TOTAL
NAME AND ADDRESS OF SHAREHOLDER                                                         OWNED(1)        VOTING SHARES
---------------------------------------------------------------------------------   ----------------    -------------
Shmuel BenTov....................................................................       3,415,000            62.3%
Kennedy Capital Management, Inc.
  10829 Olive Boulevard, St. Louis, MO 63151.....................................         472,050             8.6%
Mr. Frank T. Thoelen, Chief Financial Officer and Director.......................          23,700               *
Mr. Joseph E. Imholz, Director...................................................           1,000               *
Mr. Steven S. Mukamal, Director..................................................           1,000               *
Mr. Reuven Battat, Director......................................................           1,000               *
All directors and executive officers as a group (5 persons)......................       3,441,700            62.3%

------------------
  * indicates less than 1%

(1) As used in the tables above, 'beneficial ownership' means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have 'beneficial ownership' of any security that such person has a right to acquire within 60 days of the date of this annual statement. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares.

             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES


     During the year ended December 31, 1998, the Board of Directors met four times and acted by written consent in lieu of a meeting four times. All directors attended 100% of the aggregate number of meetings of the board and its committees on which they served.


     The following are the current members and functions of the standing committees of the Board of Directors:


     Audit Committee. The Audit Committee is authorized to engage the Corporation's independent public accountants and review with such public accountants (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company's financial statements following completion of their audit and (iii) the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee is composed of Messrs. Imholz, Battat and BenTov. Mr. Imholz is the Chairman. During the year ended December 31, 1998, the Audit Committee met four times.


     Executive Compensation Committee. The Executive Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers; provided that all actions of the Executive Compensation Committee must be ratified by the full

     Board of Directors within six months of the subject action. The Executive Compensation Committee is also authorized to administer the Company's 1997 Stock Option Plan. The Executive Compensation Committee is composed of Messrs. BenTov, Mukamal and Battat. Mr. Mukamal is the Chairman. During the year ended December 31, 1998, the Executive Compensation Committee met four times during that period.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation awarded or paid to, or earned by, the Company's Chief Executive Officer during the years ended December 31, 1998, 1997 and 1996 and the Company's Chief Financial Officer during the year ended December 31, 1998 and 1997. No other executive officer of the Company received a total salary and bonus of $100,000 or more for such years. Accordingly, no information is reported for such persons.

                           SUMMARY COMPENSATION TABLE

                                                                                                         LONG-TERM
                                                                                                        COMPENSATION
                                                                                                        ------------
                                                                    ANNUAL COMPENSATION                    AWARDS
                                                       ---------------------------------------------    ------------
                                                                                        OTHER            SECURITIES
                                             FISCAL                                     ANNUAL           UNDERLYING
NAME AND PRINCIPAL POSITION                   YEAR     SALARY($)     BONUS($)     COMPENSATION($)(1)     OPTIONS(#)
------------------------------------------   ------    ---------    ----------    ------------------    ------------
Shmuel BenTov.............................     1998    $ 250,000    $       --         $  4,043                --
  Chairman, Chief Executive                    1997    $ 250,000    $       --         $  6,636                --
  Officer and President                        1996    $ 350,000    $1,272,886(1)      $ 12,886                --
                                               1995    $ 350,000    $1,250,000         $ 15,163                --
Frank Thoelen(2)..........................     1998    $ 150,000    $   43,750         $     --            10,000
  Chief Financial Officer                      1997    $  87,500        50,000         $     --            60,000

------------------
(1) Includes payments with respect to life insurance, car allowance and health insurance.

(2) Mr. Thoelen was hired in June 1997.

     The following table provides certain information regarding the stock options granted during the year ended December 31, 1998 to the executive officer named in the Summary Compensation Table who owned options as of December 31, 1998.

               OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                        POTENTIAL
                                                                                                        REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                     ANNUAL RATES OF
                             NUMBER OF                                                                 STOCK PRICE
                             SECURITIES       % OF TOTAL                                             APPRECIATION FOR
                             UNDERLYING     OPTIONS GRANTED     EXERCISE OF                           OPTION TERM(2)
                              OPTIONS        TO EMPLOYEES       BASE PRICE         EXPIRATION       ------------------
NAME                         GRANTED(#)    IN FISCAL YEAR(1)      $/SHARE             DATE            5%         10%
--------------------------   ----------    -----------------    -----------    ------------------   -------    -------
Frank T. Thoelen..........     10,000             7.1%             $7.00       December 31, 2004    $19,340    $42,736

------------------
(1) Based on an aggregate of 141,000 options granted to employees of the Company for the year ended December 31, 1998.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciations are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

     The following table sets forth certain information for the executive officer named in the Summary Compensation Table who owned options as of December 31, 1998, with respect to the exercise of options to purchase Common Stock during the year ended December 31, 1998 and the number and value of securities underlying unexercised options held by such executive officer as of December 31, 1998.

                 AGGREGATED OPTION EXERCISES IN THE YEAR ENDED
              DECEMBER 31, 1998 AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF SECURITIES
                                                                      UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                            SHARES                         OPTIONS HELD            IN-THE-MONEY OPTIONS AT
                                          ACQUIRED ON     VALUE        AT DECEMBER 31, 1998           DECEMBER 31, 1998
NAME                                      EXERCISE(#)    REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
---------------------------------------   -----------    --------    -------------------------    -------------------------
Frank T. Thoelen.......................       --            --             22,500/47,500                    $0/$0

     Since the initial granting of stock options by the Company in August and December of 1997, the Company's stock price has fluctuated, and generally the Company's stock has been trading at a price below the stock price as of the Company's initial public offering on August 8, 1997. No employees exercised any options as of November, 1998, despite the fact that a number of employee options had vested as of August 8, 1998. In November, 1998, the Board of Directors approved a stock option repricing program pursuant to which all employees of the Company (including the only executive officer to receive options, Frank T. Thoelen, Chief Financial Officer) who received stock option awards on August 8, 1997 and December 17, 1997 may elect to exchange their then outstanding employee stock options for new employee stock options having exercise prices of $7.50 per share (equal to the fair market value of the Company's common stock on October 14, 1998). No other changes, restrictions or amendments were made with respect to the stock option awards. The vesting schedules and expiration dates of the stock options were left unchanged. There is no prohibition or restriction on exercising the stock options. Approximately 416,150 options were eligible for repricing. As of December 31, 1998 no stock options were exercised by any employee.

              OPTION REPRICING IN THE YEAR ENDED DECEMBER 31, 1998

                                            NUMBER OF                                                        LENGTH OF
                                           SECURITIES      MARKET PRICE                                   ORIGINAL OPTION
                                           UNDERLYING        OF STOCK      EXERCISE PRICE      NEW        TERM REMAINING
                                             OPTIONS        AT TIME OF       AT TIME OF      EXERCISE         AT DATE
NAME                            DATE       REPRICED(#)     REPRICING($)     REPRICING($)     PRICE($)      OF REPRICING
---------------------------   --------    -------------    ------------    --------------    --------    -----------------
Frank T. Thoelen...........   10/14/98     50,000           $7.50           $12.00             $7.50       3 Yrs., 8 Mos.
                              10/14/98     10,000           $7.50           $10.25             $7.50       4 Yrs., 2 Mos.

DIRECTOR COMPENSATION

     All of the outside directors of the Company are compensated for their services provided as a director. Each outside director is paid $4,000 a year and all reasonable expenses relating to the business of the Company are paid by the Company. In addition, each outside director is awarded 1,000 stock options each year.

EMPLOYMENT AGREEMENTS

     On August 7, 1997, the Company and Shmuel BenTov entered into a two-year employment agreement providing for his employment as the Company's Chairman of the Board, President and Chief Executive Officer with an annual base salary of $250,000. Mr. BenTov and the Company have agreed during the two year term of his employment agreement not to (i) increase Mr. BenTov's compensation (including base salary and bonus) or (ii) otherwise amend the terms of Mr. BenTov's employment agreement. The employment agreement provides that in the event of termination: (i) without cause, Mr. BenTov will receive a lump sum severance allowance in an amount equal to 2.00 times his then annual base salary; (ii) as a result of the disability or incapacity of Mr. BenTov, Mr. BenTov will be entitled to receive his then annual base salary during the two years following the termination notice; and (iii) as a result of the death of Mr. BenTov, Mr. BenTov's estate will be entitled to receive a lump sum payment equal to his then annual base salary. The agreement includes a two-year non-compete covenant commencing on the termination of employment.

     Effective June 30, 1997, the Company and Mr. Thoelen entered into a three year employment agreement providing for his employment as the Company's Chief Financial Officer at an initial base salary of $150,000. The employment agreement provides that in the event of termination due to a change of control or without cause, Mr. Thoelen will receive a lump sum severance allowance in an amount equal to his then annual base salary. The agreement includes a one-year non-compete covenant commencing on the termination of employment. Pursuant to the employment agreement, Mr. Thoelen received a one-time signing bonus of $25,000 and five-year options to purchase an aggregate 50,000 shares of Common Stock at $12.00 per share, 20,000 of which options vest after one year and 30,000 of which vest ratably over the following three years. The options expire in five years. The purchase price of all 50,00 options was changed to $7.50 per share (the market price of the Company's common stock as of the close of business on October 15, 1998) pursuant to resolutions of the Company's Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATING

     Shmuel BenTov, Chairman of the Board, Chief Executive Officer and President of TACT, served as a member of the Executive Compensation Committee during 1998. No other interlocks or insider participation required to be disclosed under this caption occurred during 1998.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Executive Compensation Committee of the Board of Directors has responsibility for establishing and monitoring compensation programs of the Company's executive officers, which include the Company's President and Chief Executive Officer and Chief Financial Officer. The Executive Compensation Committee is composed of Shmuel BenTov, Reuven Battat and Steven S. Mukamal. Compensation arrangements for the Company's executive officers are usually negotiated on an individual basis between the Chief Executive Officer and President and each executive. Although these arrangements are, by and large, subjective, objective measurements such as industry comparisons, compensation history and other significant factors were also taken into account. From the Company's point of view, these compensation arrangements are invariably designed to attract talented executives to a challenging and demanding environment and to retain such executives for the long-term benefit of the Company. In furtherance of such goals and to provide incentives to enhance stockholder value, the Company's compensation arrangements with its executive officers often provide for equity participation in the Company. The Company believes the interests of its shareholders are well served if part of the compensation of the Company's executives is tied to the performance of the Company.

     The compensation package of the Chief Executive Officer and President and the Chief Financial Officer are set forth in employment agreements with the Company. See '--Employment Agreements.' The Company's executive officers are entitled to participate in a bonus program that is administered by the non-employee directors of the Executive Compensation Committee.

     In determining bonus compensation, the Executive Compensation Committee seeks to create a direct link between the bonus payable to each executive officer and the financial performance of the Company as a whole. Factors which may be considered in determining the amount of individual bonus awards include earnings per share targets and individual performance compared to pre-established strategic, financial and operational objectives. For the year ended December 31, 1998, the Chief Financial Officer received $43,750 as a cash bonus award and the Chief Executive Officer and President did not receive a cash bonus award. For the year ending December 31, 1999, the Chief Executive Officer and President may be entitled to receive a cash bonus not to exceed one percent of the Company's total revenues for the year subject to approval by the non-employee directors of the Executive Compensation Committee and further subject to the Company meeting certain financial performance criteria.

                                          The Executive Compensation Committee:
                                          Shmuel BenTov
                                          Reuven Battat
                                          Steven S. Mukamal

PERFORMANCE GRAPH

     The following graph depicts the performance of $100 invested on August 8, 1997, (the date of the Company's initial public offering), in the Company's Common Stock on (i) a Peer Index of selected information technology consulting companies and (ii) the Nasdaq(Registered) Major Market Computer and Data Processing Services Index. The comparison assumes reinvestment of all dividends for the years ended December 31, 1997 and 1998.


                      Aug '97      Sep '97      Dec '97       Mar '98     Jun '98      Sep '98      Dec '98
TACT                 $ 100.00     $  96.93     $  89.86      $  94.91     $  85.82     $  76.74     $  56.54
Peer Index           $ 100.00     $ 105.28     $  98.62      $ 134.99     $ 127.09     $  89.39     $ 110.91
Major Market Index   $ 100.00     $  99.16     $  93.59      $ 123.71     $ 137.29     $ 104.61     $ 135.46


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has a $2,100,000 line of credit with Citibank, N.A. Shmuel BenTov, the Chairman, Chief Executive Officer and President of the Company, is a personal guarantor of the line of credit. The Company had nothing outstanding under this line of credit as of December 31, 1998. The line of credit bears interest at a variable rate based on prime plus 1% (8.75% at December 31, 1998).

     On August 7, 1997, the Company and Mr. BenTov entered into the S Corporation Termination, Tax Allocation and Indemnification Agreement (the 'Termination Agreement') 'Termination Agreement') providing, among other things, that the Company will be indemnified by Mr. BenTov with respect to any federal, state or local corporate income taxes (plus interest and penalties) as a result of the Company's failure to qualify as an S Corporation with respect to tax returns in which the Company reported its income as an S Corporation. Mr. BenTov's liability under the Termination Agreement will be limited to the aggregate amount of all distributions received by Mr. BenTov from the Company during such S Corporation reporting period, net of taxes paid or payable by Mr. BenTov with respect to such distributions. The Termination Agreement provides that the Company will indemnify Mr. BenTov on an after-tax basis with respect to any federal, state or local income taxes (plus interest and penalties) paid or required to be paid by Mr. BenTov, and Mr. BenTov will pay to the Company any refunds of federal, state or local income taxes (including interest received thereon) received by (or credited to) Mr. BenTov, as a result of a subsequent adjustment in income of the Company with respect to any tax return in which the Company reported its income as an S Corporation. The Termination Agreement provides that Mr. BenTov shall have the option to control the filing of the current year's tax returns and control or participate in audits and certain other matters for any period in which the Company reported its income as an S Corporation.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its executive officers, to file with the Securities and Exchange Commission (the 'SEC') and the Nasdaq(Registered) Stock Market reports of ownership of the Common Stock of the Company. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its directors and officers complied with all reporting requirements applicable to them with respect to transactions during 1998.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by January 26, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

This proxy, when properly executed, will be voted in the manner directed herein or, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OR THE NOMINEES NAMED BELOW AND FOR PROPOSAL 2.


Please mark
your votes as
indicated in  /x/
this example

1. ELECTION OF                      FOR                     WITHHOLD
   DIRECTORS NOMINEES.       all nominees listed            AUTHORITY
                             to the left (except         to vote for all
                             as marked to the            nominees listed
                             contrary below)             to the left
                                  /  /                      /  /
Shmuel BenTov
Frank T. Thoelen
Joseph E. Imholz
Steven S. Mukamal
Reuven Battat



2. TO RATIFY THE APPOINTMENT OF ERNST &           FOR      AGAINST    ABSTAIN
   YOUNG LLP AS THE INDEPENDENT PUBLIC           /  /       /  /       /  /
   ACCOUNTANTS OF THE COMPANY FOR THE
   FISCAL YEAR ENDING DECEMBER 31, 1999.


3. IN HIS DISCRETION, THE PROXY IS
   AUTHORIZED TO VOTE UPON SUCH OTHER
   MATTERS AS MAY PROPERLY COME BEFORE
   THE MEETING.


(INSTRUCTION: To withhold authority to
vote for any individual nominee write
that nominee's name in the space
provided below.)

-----------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.


Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated:__________________________________,1999

______________________________________________
Signature

______________________________________________
Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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                          THE A CONSULTING TEAM, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, hereby appoints Frank T. Thoelen, Chief Financial Officer of The A Consulting Team, Inc., a New York corporation (the 'Company') as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the 1999 Annual Meeting of Shareholders of the Company, to be held on May 27, 1999, at 10:00 a.m. (local time), at the offices of Barst & Mukamal LLP, 2 Park Avenue, 19th Floor, New York, New York 10016 and at any adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters:

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